Exhibit 99.2

Recent and Pending Acquisitions New Affiliate Close Date Church Capital Management October 2003 Bainbridge Securities, Inc Corporate Healthcare Strategies d/b/a May 2004 StoudtAdvisors The Pennsylvania State Banking Company Pending

Church Capital Management What they bring to Sterling: Managed assets of approximately $690 million as of Sept, 2003; $ 800 million as of June 30, 2004 Expertise managing equity, balanced, and fixed income portfolios Focus on Large Cap equities, with an orientation toward growth ("Growth at a Reasonable Price") Customer base of high net worth individuals and institutions Affiliated broker dealer: Bainbridge Securities Employees: 14 individuals; 6 investment management professionals

Church Capital Management HIGH Net Worth Institutions 0.49 0.51 Equity Fixed Income Cash Other 0.53 0.38 0.07 0.02

Church Capital / Bainbridge Securities Synergies Customer brokerage activities In-house brokerage activities Leveraging overhead Revenue Enhancements Trust services to investment advisor clients Bank brokerage correspondent services Investment management correspondent services

StoudtAdvisors What they bring to Sterling: Expertise in providing benefit products & consulting services through: StoudtAdvisors - Employee benefits insurance consulting & brokerage for medium & large businesses CapRisk - Financial protection for employers who self-fund their medical, dental, & prescription benefit plans Lancaster Chamber Health Plan - Partnership with Lancaster Chamber of Commerce to provide benefit products to smaller companies 22 employees Over 1200 client companies & employer groups

StoudtAdvisors Large Employer - Insured Benefits Small Employer - Insured Benefits Large Employer - Stop-Loss 0.52 0.34 0.14 Mix of Business (Gross Commissions)

StoudtAdvisors Synergies Expansion of insurance services Adds to unique financial expertise available through Sterling affiliates Supports positioning as comprehensive financial services organization Revenue Enhancements Expansion of Stoudt market area Employee benefit services to banking clients Other Sterling services to Stoudt clients

Sterling Acquisition of PA State Bank - Forward Looking Information This presentation contains statements regarding historical and projected performance of Sterling Financial Corporation and The Pennsylvania State Banking Company on a stand-alone and on a pro- forma combined basis. These statements constitute forward-looking information within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from the projections discussed in this release since such projections involve significant risks and uncertainties. Factors that might cause such differences include, but are not limited to: the timing of closing the proposed merger being delayed; competitive pressures among financial institutions increasing significantly; economic conditions, either nationally or locally in areas in which Sterling and PA State conduct their operations, being less favorable than expected; the cost and efforts required to integrate aspects of the operations of the companies being more difficult than expected; expected cost savings from the proposed mergers not being fully realized or realized within the expected timeframes; and legislation or regulatory changes which adversely affect the ability of the combined company to conduct its current or future operation. Sterling Financial Corporation and The Pennsylvania State Banking Company disclaim any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward- looking statements included herein to reflect future events or developments.

Additional Information About The Merger Sterling and PA State will be filing documents concerning the merger with the Securities and Exchange Commission, including a registration statement on Form S-4 containing a prospectus/proxy statement, which will be distributed to shareholders of PA State. Investors are urged to read the registration statement and the proxy statement/prospectus regarding the proposed transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. Investors will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Sterling and PA State, free of charge on the SEC's Internet site (www.sec.gov), by contacting Sterling Financial Corporation, Investor Relations, 101 North Pointe Blvd., Lancaster, PA 17601 (tel: (717) 735-5602 and web site: www.sterlingfi.com), or by contacting The Pennsylvania State Banking Company, Investor Relations, P.O. Box 487, Camp Hill, PA 17011 (tel: (717) 731-7272). Directors and executive officers of PA State may be deemed to be participants in the solicitation of proxies from the shareholders of PA State in connection with the merger. Information about the directors and executive officers of PA State and their ownership of PA State common stock is set forth in PA State's proxy statement for its 2004 annual meeting of shareholders and can be obtained from PA State Investor Relations. Additional information regarding the interests of those participants may be obtained by reading the prospectus/proxy statement regarding the proposed merger transaction when it becomes available. INVESTORS SHOULD READ THE PROSPECTUS/PROXY STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION CONCERNING THE MERGER.

Sterling Financial Corp. Strategic Perspective of the Transaction Enhanced franchise value for Sterling Consistent with Sterling long-term strategic plan PA State Bank is Sterling's optimum method for market entry Favorable market demographics

The companies share the same cultural tenets Customer focused Common basic operational functions Relationship management oriented Engaged employees in a partnership Value to investors is paramount Commitment to community Sterling Financial Corp. Strategic Perspective of the Transaction

The Pennsylvania State Banking Company Market Area Highlights Excellent demographics with several areas of significant wealth Vibrant commercial banking market, with merger- related brand name turmoil Economic stability inherent in state capital region Diverse industries - not dominated by a single or limited number of companies or industries Natural market extension for Sterling franchise

PA State Banking Company Strategic Perspective of the Transaction Enhanced market penetration power with Sterling as a financial partner Immediate financial reward for PA State shareholders, with future value driven by Sterling's superior operating performance and liquidity of stock Attractive dividend for PA State shareholders Preservation of value through retention of PA State Bank name

Summary of Transaction Terms Cash consideration fixed at $22.00 per share Exchange ratio floats between 0.8300 and 0.7239 as Sterling price varies between $26.51 and $30.39 If Sterling price is above $30.39, exchange ratio is fixed at 0.7239 If Sterling price is below $26.51, exchange ratio is fixed at 0.8300 Based on Sterling's closing price of $25.63 on 6/10/04, stock portion is worth $21.27 /share Measurement period for exchange ratio is a 20-day average ending three days prior to closing

Summary of Transaction Terms (cont'd) Form of consideration: 75% stock / 25% cash with ability to increase cash portion to 30% PA State Bank to be a subsidiary of Sterling with Thomas J. Sposito remaining as CEO, and Charter and Board remain in place One Sterling Board seat for PA State representative Employment agreements have been executed with key employees of PA State Voting agreement with large shareholder of PA State has been executed

Value Measures Statistic Transaction value ($ millions) Price / LTM earnings (x) Price / Book value (%) Price / Assets (%) Premiums over tangible equity/ core deposits (%) Premium to market (%) Sterling/ PA State1 44 32 279 22 20 62 Selected Reference Transaction Mean2 62 32 270 23 22 54 1 Based on Sterling closing price of $25.63 and PA State closing price of $13.25 on 6/10/04 2 Transactions under $100 million in value announced since 6/1/02 where target is profitable commercial bank in PA.

Financial Impact Accretive to EPS in first year after closing Conservative cost savings assumptions Conservative purchase accounting assumptions Modest revenue enhancements targeted Pro forma highlights Total assets: $2.6 billion Total loans: $1.7 billion Total deposits: $1.9 billion 62 branch offices and 62 ATMs Sterling remains well-capitalized Expected closing: late 2004 or early 2005